UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2010
SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1115 Orlando Avenue
Roseville, California 95661-5247
(Address and telephone number of principal executive offices) (Zip Code)
(916) 746-0900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
This current report on Form 8-K/A amends the Current Report on Form 8-K filed by Solar Power, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on September 13, 2010 (the “Original Filing”) and incorporated herein by this reference. At the time of the Original Filing, the Company had not yet obtained a letter from Macias Gini & O’Connell LLP (“MGO”) to the SEC responding to the Original Filing. MGO provided their letter to the Company on September 14, 2010. The Company is now filing this Current Report on Form 8-K/A to include MGO’s response as Exhibit 16.1.
Item 9.01 Financial Statements and Exhibits.
Exhibit 16.1 — Letter of Macias Gini & O’Connell LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation
Dated: September 15, 2010	/s/ Alan M. Lefko
Alan M. Lefko
Vice President of Finance and Secretary